Exhibit 99.1
                                                                    ------------

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 09/30/01
Distribution Date: 10/25/01
-----------------------------------------------------------------------------------------------------------------------------------

Balances
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Initial         Period End
    Securitization Value                                                    $1,547,538,089     $1,078,777,022
    Reserve Account                                                            $81,245,750       $104,458,821
    Class A-1 Notes                                                           $180,000,000                 $0
    Class A-2 Notes                                                           $600,000,000       $311,238,933
    Class A-3 Notes                                                           $300,000,000       $300,000,000
    Class A-4 Notes                                                           $389,660,000       $389,660,000
    Subordinated Note                                                          $30,951,089        $30,951,089
    Class B Certificates                                                       $46,927,000        $46,927,000

Current Collection Period
-----------------------------------------------------------------------------------------------------------------------------------

    Beginning Securitization Value                                          $1,125,830,088
       Principal Reduction Amount                                              $47,053,066
    Ending Securitization Value                                             $1,078,777,022

    Calculation of Required 2000-A SUBI Collection Account Amount
       Collections
           Receipts of Monthly Payments                                        $19,780,153
           Sale Proceeds                                                        $9,985,331
           Termination Proceeds                                                $25,643,451
           Recovery Proceeds                                                      $586,507
       Total Collections                                                       $55,995,443

       Servicer Advances                                                       $14,568,709
       Reimbursement of Previous Servicer Advances                            ($12,110,778)

    Required 2000-A SUBI Collection Account Amount                             $58,453,374

Servicer Advance Amounts
-----------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Unreimbursed Previous Servicer Advance                    $21,261,869
    Current Period Monthly Payment Advance                                      $1,580,318
    Current Period Sales Proceeds Advance                                      $12,988,391
    Current Reimbursement of Previous Servicer Advance                        ($12,110,778)
    Ending Period Unreimbursed Previous Servicer Advances                      $23,719,800

Collection Account
-----------------------------------------------------------------------------------------------------------------------------------

    Deposits to 2000-A SUBI Collection Account                                 $58,453,374
    Withdrawals from 2000-A SUBI Collection Account
       Servicing Fees                                                             $938,192
       Note Distribution Account Deposit                                        $5,811,395
       Reserve Fund Deposit - Subordinated Noteholder Interest                    $180,548
       Certificate Distribution Account Deposit                                   $273,741
       Monthly Principal Distributable Amount                                  $47,053,066
       Reserve Fund Deposit - Excess Collections                                $4,196,432
       Payments to Transferor                                                           $0
    Total Distributions from 2000-A SUBI Collection Account                    $58,453,374

Note Distribution Account
-----------------------------------------------------------------------------------------------------------------------------------

    Amount Deposited from the Collection Account                               $52,864,461
    Amount Deposited from the Reserve Account                                           $0
    Amount Paid to Noteholders                                                 $52,864,461

Certificate Distribution Account
-----------------------------------------------------------------------------------------------------------------------------------

    Amount Deposited from the Collection Account                                  $273,741
    Amount Deposited from the Reserve Account                                           $0
    Amount Paid to Certificateholders                                             $273,741


                                                                     Page 1 of 2

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 09/30/01
Distribution Date: 10/25/01
----------------------------------------------------------------------------------------------------------------------------------

Distributions
----------------------------------------------------------------------------------------------------------------------------------

    Monthly Principal Distributable Amount                              Current Payment     Ending Balance  Per $1,000     Factor
    Class A-1 Notes                                                                  $0                 $0       $0.00      0.00%
    Class A-2 Notes                                                         $47,053,066       $311,238,933      $78.42     51.87%
    Class A-3 Notes                                                                  $0       $300,000,000       $0.00    100.00%
    Class A-4 Notes                                                                  $0       $389,660,000       $0.00    100.00%
    Subordinated Note                                                                $0        $30,951,089       $0.00    100.00%
    Class B Certificates                                                             $0        $46,927,000       $0.00    100.00%

    Interest Distributable Amount                                       Current Payment         Per $1,000
    Class A-1 Notes                                                                  $0              $0.00
    Class A-2 Notes                                                          $1,985,535              $3.31
    Class A-3 Notes                                                          $1,660,000              $5.53
    Class A-4 Notes                                                          $2,165,860              $5.56
    Subordinated Note                                                          $180,548              $5.83
    Class B Certificates                                                       $273,741              $5.83

Carryover Shortfalls
----------------------------------------------------------------------------------------------------------------------------------

                                                                  Prior Period Carryover   Current Payment  Per $1,000
    Class A-1 Interest Carryover Shortfall                                           $0                 $0          $0
    Class A-2 Interest Carryover Shortfall                                           $0                 $0          $0
    Class A-3 Interest Carryover Shortfall                                           $0                 $0          $0
    Class A-4 Interest Carryover Shortfall                                           $0                 $0          $0
    Subordinated Note Interest Carryover Shortfall                                   $0                 $0          $0
    Certificate Interest Carryover Shortfall                                         $0                 $0          $0

Reserve Account
----------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                                       $104,458,821
    Beginning Period Amount                                                $104,458,821
    Net Investment Earnings                                                    $275,850
    Current Period Deposit                                                   $4,376,980
    Reserve Fund Draw Amount                                                         $0
    Release of Excess Funds                                                  $4,652,830
    Ending Period Required Amount                                          $104,458,821
    Ending Period Amount                                                   $104,458,821

Residual Value Losses
----------------------------------------------------------------------------------------------------------------------------------

                                                                         Current Period         Cumulative
    Net Sale Proceeds                                                        $6,205,884        $30,657,061
    Residual Values                                                          $6,633,414        $32,504,253
    Residual Value Losses                                                      $427,530         $1,847,192

Receivables Data
----------------------------------------------------------------------------------------------------------------------------------

    Beginning of Period Lease Balance                                    $1,310,557,881
    End of Period Lease Balance                                          $1,185,115,092

    Delinquencies Aging Profile - End of Period Lease Balance             Dollar Amount         Percentage
       Current                                                           $1,088,237,905             91.83%
       1-29 days                                                            $84,643,360              7.14%
       30-59 days                                                            $9,961,704              0.84%
       60-89 days                                                            $1,648,651              0.14%
       90-119 days                                                             $428,662              0.04%
       120+ days                                                               $194,810              0.02%
       Total                                                             $1,185,115,092            100.00%
       Delinquent Receivables +30 days past due                             $12,233,827              1.03%

    Credit Losses                                                        Current Period         Cumulative
       Liquidated Lease Balance                                                $701,024         $5,626,503
       Liquidation Proceeds                                                    $572,754         $4,036,520
       Recovery Proceeds                                                         $1,908            $37,442
       Net Credit Losses                                                       $126,363         $1,552,541



Note: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.


                                                                     Page 2 of 2